The Gabelli Global Rising
Income and Dividend Fund

A Series of GAMCO Global Series Funds, Inc.

SUMMARY PROSPECTUS April 29, 2024

Class AAA (GAGCX), A (GAGAX), I (GAGIX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated April 29, 2024, are incorporated by reference into this Summary Prospectus.

Investment Objective

The GRID Fund seeks to provide investors with a high level of total return through a combination of current income and appreciation of capital.

Fees and Expenses of the GRID Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the GRID Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds when and if initial investments into Class A shares are reopened. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” on page 60 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the GRID Fund’s prospectus and “Distribution Plans” on page 48 of the Fund’s statement of additional information.

	Class AAA	Class A	Class I
	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	None
Other Expenses	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses(1)	1.71%	1.71%	1.46%
Fee Waiver and/or Expense Reimbursement(1)	(0.81)%	(0.81)%	(0.56)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.90%	0.90%	0.90%

(1)	The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the GRID Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 0.90% for all classes of shares. Under this same arrangement, the GRID Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the GRID Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 0.90% for the applicable class of shares, after giving effect to the repayments. This arrangement is in effect through April 30, 2025, and may be terminated only by the Board of Directors of the Corporation (the “Board”) before such time. The GRID Fund will carry forward any fees and expenses in excess of the expense limitation and repay the Adviser such amount provided the GRID Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment.

Expense Example

This example is intended to help you compare the cost of investing in the GRID Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the GRID Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes a waiver of expenses through the date of the expiration of the waiver, and reflects Total Annual Fund Operating Expenses following the date of the expiration of the waiver. The example also assumes that your investment has a 5% return each year and that the GRID Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$92	$460	$852	$1,952
Class A Shares	$662	$1,008	$1,378	$2,415
Class I Shares	$92	$407	$744	$1,698

You would pay the following expenses if you did not redeem your shares of the GRID Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$92	$460	$852	$1,952
Class A Shares	$662	$1,008	$1,378	$2,415
Class I Shares	$92	$407	$744	$1,698

Portfolio Turnover

The GRID Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the GRID Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the GRID Fund’s performance. During the most recent fiscal year, the GRID Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The GRID Fund will attempt to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed income securities and securities that are convertible into common stock). The GRID Fund will primarily invest in common stocks of foreign and domestic issuers that the GRID Fund’s portfolio manager believes are likely to pay dividends and income and have the potential for above average capital appreciation and dividend increases. To this end, the portfolio manager may invest in stocks that pay and increase dividends over time that can potentially provide “rising income.” Rising income stocks historically have provided a better total return over time, potentially combat inflation and offer the opportunity to potentially take advantage of compounding through dividend and income reinvestment. Under normal circumstances, the GRID Fund intends to invest in at least three countries, including the United States, and will invest at least 40% of its total assets in countries other than the United States.

The GRID Fund invests in companies whose stocks the Adviser believes are selling at a significant discount to their “private market value.” Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist.

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The GRID Fund may utilize certain “arbitrage” strategies. The GRID Fund’s use of arbitrage may be described as investing in “event” driven situations such as announced mergers, acquisitions, and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the GRID Fund may purchase the selling company’s securities, offering the GRID Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital.

The GRID Fund may invest in convertible securities, which include bonds, debentures, corporate notes, preferred stocks, and other similar securities which are convertible or exchangeable for common stock within a particular time period at a specified price or formula, of foreign and domestic companies with no target maturity range. Because many convertible securities are rated below investment grade, the GRID Fund may invest without limit in convertible securities rated lower than “BBB” by Standard & Poor’s Rating Services (“S&P”) or “Baa” or lower by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, are of comparable quality as determined by the Adviser, including up to 5% of its assets in convertible securities of issuers in default. The GRID Fund also may invest up to 25% of its assets in non-convertible fixed income securities that are below investment grade, including up to 5% of its assets in non-convertible fixed income securities of issuers that are in default.

Principal Risks

You may want to invest in the GRID Fund if:

●	you are a long term investor

●	you seek growth of capital

●	you seek to diversify your investments outside the U.S.

The GRID Fund’s share price will fluctuate with changes in the market value of the GRID Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Holders of common stocks only have rights to the value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. In addition, the GRID Fund’s portfolio companies may reduce or eliminate the dividend rate on the securities held by the GRID Fund. Preferred stock and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, the GRID Fund may invest in lower credit quality securities which may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity. An investment in the GRID Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell GRID Fund shares, they may be worth less than what you paid for them; you may lose money by investing in the GRID Fund.

Investing in the GRID Fund involves the following risks:

●	Convertible Securities. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in the interest rates and, in addition, fluctuates in relation to the underlying common stock.

●	Credit Risk for Convertible Securities and Fixed Income Securities. Many convertible securities are not investment grade, that is, not rated within the four highest categories by S&P and Moody’s. To the extent that the GRID Fund’s convertible securities and any other fixed income securities are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities.

●

Equity Risk. Equity risk is the risk that the prices of the securities held by the GRID Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company’s particular circumstances. Dividends on common equity securities are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities will declare dividends in

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the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The GRID Fund’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance. The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the GRID Fund’s investments in these securities will necessarily reduce the volatility of the GRID Fund’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.

●	Market Risk. General economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, supply chain disruptions, labor shortages, energy and other resource shortages, changes in laws, trade barriers, currency exchange controls and national and international political circumstances (including governmental responses to public health crises or the spread of infectious diseases), may have long-term negative effects on the U.S. and worldwide financial markets and economy, and thus the Fund.

●	Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

●	Event Driven Risk. Event driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the GRID Fund to experience investment losses impacting its shares negatively.

●	Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

●	Emerging Markets Risk. The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

●	Currency Risk. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The GRID Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. In addition, the GRID Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

●

Depositary Receipts. The GRID Fund may invest in non-U.S. equity securities through depositary receipts, including ADRs, EDRs, GDRs and other similar global instruments. While ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign (non-U.S.) securities may also apply to ADRs, EDRs and GDRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

●	Interest Rate Risk. The primary risk associated with dividend- and interest-paying securities is interest rate risk. A decrease in interest rates will generally result in an increase in the investment value of such securities, while increases in interest rates will generally result in a decline in its investment value. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically

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reset. The GRID Fund is subject to a greater risk of rising interest rates due to the recent period of rising interest rates. Central banks such as the Federal Reserve Bank have been increasing interest rates, though this trend has tempered recently as the rate of inflation slows. There is a risk that heightened interest rates may cause the economy to enter a recession. Any such recession would negatively impact the GRID Fund and the investments held by the GRID Fund.

●	Lower Rated Securities. Lower rated securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. Such lower rated securities are considered speculative investments with increased credit risk and are generally known as “junk bonds” or “high yield securities”. Investments in lower rated securities may also include securities of issuers that are in default. Investments in securities of issuers in default present even greater risk exposure for the GRID Fund.

●	Growth Stock Risk. Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market.

●	Issuer Risk. The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

●	Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the GRID Fund holds, then the value of the GRID Fund’s shares may decline.

●	Non-Diversification Risk. As a non-diversified mutual fund, more of the GRID Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the GRID Fund’s shares more sensitive to changes in the market value of a single issuer or industry and more susceptible to risks associated with a single economic, market, political or regulatory occurrence than shares of a diversified mutual fund.

Although the GRID Fund is registered as a non-diversified fund, it has operated as a diversified fund for over three years. Therefore, the 1940 Act obliges the GRID Fund to continue to operate as a diversified fund unless it obtains shareholder approval to operate as a non-diversified fund.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the GRID Fund by showing changes in the GRID Fund’s performance from year to year and by showing how the GRID Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. Substantially all of the GRID Fund’s operating history and performance results have been achieved implementing different investment strategies under the GRID Fund’s previous names, the GAMCO Vertumnus Fund and the GAMCO Global Convertible Securities Fund, and as such, the GRID Fund’s past performance (before and after taxes) does not predict how the GRID Fund will perform in the future. Updated information on the GRID Fund’s results can be obtained by visiting www.gabelli.com.

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GRID FUND

(Total Returns for Class AAA Shares for the Years Ended December 31)

30%
20%
10%
0%
-10%
-20%
1.59%
0.59%
5.41%
20.91%
-14.02%
14.38%
11.68%
21.32%
-15.63%
9.92%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

During the calendar years shown in the bar chart, the highest return for a quarter was 20.32% (quarter ended December 31, 2020), and the lowest return for a quarter was (24.71)% (quarter ended March 31, 2020).

Average Annual Total Returns (for the years ended December 31, 2023 with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
GRID Fund Class AAA Shares:
Return Before Taxes	9.92%	7.52%	4.87%
Return After Taxes on Distributions	9.48%	7.19%	4.55%
Return After Taxes on Distributions and Sale of Fund Shares	6.34%	5.99%	3.89%
Class A Shares Return Before Taxes	3.58%	6.25%	4.23%
Class I Shares Return Before Taxes	9.91%	7.67%	5.15%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	24.42%	13.37%	9.18%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return After Taxes on Distributions” because the investor is assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their GRID Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts, including Roth IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class AAA shares. After-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, and Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the GRID Fund since 1994.

Purchase and Sale of Fund Shares

The GRID Fund currently offers three classes of shares – Class AAA Shares, Class A Shares, and Class I Shares. Only Class AAA and Class A shareholders may purchase more of these share classes. Neither Class C shareholders nor any other investors may purchase more of Class C Shares.

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The minimum initial investment for Class AAA and Class A shares will be $1,000 ($250 for IRAs or Coverdell Education Savings Plans) when and if initial investments into Class AAA and A shares are reopened. When and if initial investments into Class AAA and A shares are reopened, there will be no minimum initial investment for Class AAA and Class A shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $1,000 when purchasing shares directly through G.distributors, LLC, the GRID Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. The minimum initial investment for Class I shares is waived for employee benefit plans with assets of at least $50 million. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

Since the minimum initial investment amount for the GRID Fund’s Class I shares purchased directly through the Distributor is the same as that for all other classes of the GRID Fund’s shares, shareholders still eligible to purchase Class AAA and Class A shares of the GRID Fund should instead consider purchasing Class I shares since Class I shares carry no sales load and no ongoing distribution fees. Investors and shareholders who wish to purchase shares of the GRID Fund through a broker or financial intermediary should consult their broker or financial intermediary with respect to the purchase of shares of the GRID Fund. Please refer to the GRID Fund’s statutory prospectus for additional information about share class conversions and exchanges among funds managed by the Adviser or its affiliates.

You can purchase or redeem shares of the GRID Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem GRID Fund shares by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 W 7th Street, Suite 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Fund shares by telephone if you have an existing account with banking instructions on file at 800-GABELLI (800-422-3554).

Shares of the GRID Fund can also be purchased or sold through registered broker-dealers or financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the GRID Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the GRID Fund.

Tax Information

The GRID Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the GRID Fund through a broker-dealer or other financial intermediary (such as a bank), the GRID Fund and its related companies may pay the intermediary for the sale of GRID Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the GRID Fund over another investment. For more information, turn to “Third Party Arrangements” on page 67 of the prospectus. Ask your salesperson or visit your financial intermediary’s website for more information.

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441 multi 2024

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